UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 5, 2015

ENVOY GROUP CORP.
(Exact Name of Registrant as Specified in its Charter)

Florida	333-188785	46-2500923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28494 Westinghouse Place, Suite 213, Valencia CA 91355
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (661) 449-9630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm.

On June 5, 2015, ENVOY GROUP CORP. (the “Company”) was informed by its auditor, Messineo & Co, CPAs, LLC (“Messineo”), that it had resigned as its independent registered public accounting firm. The resignation was not due to any adverse opinion or disagreement.

Messineo’s audit reports on the Company’s financial statements for the year ended April 30, 2014 and for the period from April 8, 2013 (date of inception) through April 30, 2013, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern. The audit reports of Messineo for the year ended April 30, 2014 and for the period from April 8, 2013 (date of inception) through April 30, 2013, included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, Messineo expressed no such opinion.

During the year ended April 30, 2014 and for the period from April 8, 2013 (date of inception) through April 30, 2013, and the subsequent interim periods through July 29, 2015, there were (i) no disagreements between the Company and Messineo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Messineo’s satisfaction, would have caused Messineo to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Messineo with a copy of disclosures it is making in this Form 8-K and requested that Messineo furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Messineo’s letter dated July 29, 2015, is filed as Exhibit 16.1 hereto.

Engagement of New Independent Registered Public Accounting Firm.

On June 24, 2015, the Company engaged the firm Manning Elliott LLP (“Manning”) as its new independent registered public accounting firm. A copy of Manning’s letter dated July 29, 2015, is filed as Exhibit 16.2 hereto.

During the year ended April 30, 2014 and for the period from April 8, 2013 (date of inception) through April 30, 2013, and the subsequent interim periods through July 29, 2015, neither the Company nor anyone on its behalf has consulted with Manning regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Manning concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Messineo & Co, CPAs, LLC

16.2	Letter from Manning Elliott LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY GROUP CORP.

July 29, 2015

/s/ Harpeet Singh Sangha

Harpeet Singh Sangha